Corporate Presentation April 18, 2016

This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the potential advantages of our product candidates; the initiation, design and timing of pre-clinical studies and clinical trials and activities and the reporting of the results thereof; the timing of regulatory submissions and actions; expected milestones; and all other statements relating to our future operations, future financial performance, future financial condition, prospects or other future events. Forward-looking statements are based upon our current expectations and assumptions and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially and adversely from those expressed or implied by such statements. Factors that could cause or contribute to such differences include, among others: our ability to obtain additional capital to fund our operations; FDA allowance to treat pediatric subjects in the Phase II portion of our Phase I/II clinical trial of FCX-007; uncertainties relating to the initiation and completion of clinical trials and whether the results will validate and support the safety and efficacy of our product candidates; the risk that results seen in pre-clinical studies may not be replicated in humans; varying interpretation of clinical and pre-clinical data; our ability to maintain our collaborations with Intrexon; and the other factors discussed under the caption “Item 1A. Risk Factors” in our most recent annual report on Form 10-K which is available through the “Investors—SEC Filings” page of our website at www.fibrocell.com. As a result, you should not place undue reliance on forward-looking statements. The forward-looking statements made in connection with this presentation represent our views only as of the date of this presentation (or any earlier date indicated in such statement). While we may update certain forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if new information becomes available in the future. 2 Forward-Looking Statements

Company Highlights • Cell and gene therapy company developing a pipeline of autologous biologics—based on a proprietary fibroblast platform—for localized treatment of diseases affecting the skin, connective tissue and joints • Phase II azficel-T program for Vocal Cord Scarring resulting in Chronic or Severe Dysphonia Last patient, last visit scheduled for 19 April 2016 Phase II data expected in 2Q16 • FCX-007 for Recessive Dystrophic Epidermolysis Bullosa (RDEB) Received FDA allowance on 15 April 2016 to initiate Phase I/II clinical trial in adults Granted rare pediatric disease designation by FDA Collaboration with Intrexon (NYSE: XON) • FCX-013 for Linear Scleroderma Collaboration with Intrexon; proof-of-concept completed 1Q16; IND planned 2017 • New gene therapy program with Intrexon for Arthritis and related conditions Goal is to deliver a protein therapy locally to the joint providing sustained efficacy while avoiding key side effects typically associated with systemic therapy 3

Autologous Fibroblasts as a Platform for Therapy • Fibroblasts repair tissue infrastructure by producing extracellular matrix proteins including collagen and growth factors •Most common cell in skin and connective tissue •Key advantages of our autologous fibroblast platform for creating cell and gene therapies: Localized administration which avoids the side effects typically associated with systemic therapy Reduced rejection concerns because autologous fibroblasts are compatible with the unique biology of each patient Fibroblasts are genetically-modified ex vivo to enable testing for safety and confirmation of protein expression prior to administration, and Expertise in manufacturing fibroblasts •We are using our proprietary technology to create personalized biologics 4

Two Product Engines – Multiple Therapeutics in Development 5 Personalized Biologics Approach

Development Pipeline 6 Personalized Biologics Indication Research Pre-Clinical Development Phase I Phase II Phase III azficel-T* Vocal Cord Scarring Resulting in Chronic or Severe Dysphonia FCX-007√ Orphan Product Candidate Recessive Dystrophic Epidermolysis Bullosa (RDEB) FCX-013√ Linear Scleroderma New Gene Therapy Program√ Arthritis *azficel-T currently approved for treatment of nasolabial fold wrinkles in adults √ Program partnered with Intrexon

Vocal Cord Scarring Resulting in Chronic or Severe Dysphonia 7 Disease Current Treatments Epidemiology Damage to the fibroblast layer causes scarring and edema, which limits air flow and results in severe and significant limitations in voice quality, often loss of voice Current treatments only address symptoms: • Voice therapy • Surgery  Injection (collagen, fat, calcium, hyaluronic acid)  Implant (PTFE, silastic) Approximately 64,000 patients in the U.S. suffer with vocal cord scarring resulting in chronic or severe dysphonia1 Healthy Vocal Cord Scarred Vocal Cord

Clinical Data Support Our Approach in Chronic Dysphonia Positive Phase I clinical trial results published in peer-reviewed journal2 • Injection of azficel-T into scarred vocal cord was well-tolerated in trial (n=5) All patients completed the trial No serious adverse events reported •Positive trend of sustained improvement Sustained improvement from month 3 through month 12 was noted in a majority of patients in the mucosal wave grade assessment, voice handicap index and patient-assessed voice quality Primary endpoint data summary (n=5) 8 Scale Mean Baseline Result Mean 4 mos Result (change from baseline) Mean 12 mos Result (change from baseline) Mucosal Wave Grade* 1.3 3 (1.7) 3.22 (1.92) Voice Handicap Index# 83.8 55.8 (-28) 52.6 (-31.2) *Measured on a 1-5 scale, 1 = wave absent and 5 = wave normal. #Subject scored over 30 items from 0-4. A reduction in score is an improvement in voice quality. An 18-point change is considered significant.

Chronic Dysphonia—Phase II Trial 9 • Fully enrolled 20+ subjects One dose per vocal cord per month x 3 treatments Last patient, last visit scheduled for 19 April 2016 •Double-blind, randomized, placebo-controlled • Four-month efficacy endpoint on three different scales: Voice Handicap Index (validated) Mucosal Wave Grade GRBAS (grade, roughness, breathiness, asthenia & strain) (validated) • Expect to report primary endpoint results in 2Q16

Recessive Dystrophic Epidermolysis Bullosa

FIBROCELL



NORMAL SKIN
RDEB BLISTERING SKIN
Basal Keratinocytes
Dermal-Epidermal Junction
Laminin 5/332
Collagen I/III
Anchoring Fibrils–Collagen VII
Fibroblasts
BLISTER

© 2015 Fibrocell Science, Inc.

Disease	Current Treatments	Epidemiology
• Cause: A mutation in the *COL7A1* gene that encodes for COL7 • Devastating, progressive, painful blistering disease that often leads to death • Diagnosed at infancy • High mortality rate	• Current treatments only address symptoms ▪ Bandaging & antibiotics – bandaging alone can exceed $10,000 per month[3] ▪ Feeding tubes ▪ Surgery, including hand and esophageal	**Dystrophic EB (DEB)** ~5,500 – 12,500 US[4] • **RDEB** ~1,100 – 2,500 US[5]

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FCX-007 Providing Hope for RDEB Patients 11 RDEB patients do not produce type VII collagen (COL7) due to mutation in COL7A1 gene Main component of anchoring fibrils that connect skin layers FCX-007 is an autologous human dermal fibroblast transduced with a lentiviral (LV) vector encoded for COL7A1 Simple, local injection to the papillary dermis

12 Detection of COL7 Expression by Immunofluorescence • COL7 expression noted from FCX-007 replicates (red) • FCX-007 expresses higher levels of COL7 than normal human dermal fibroblasts (NHDF) as depicted by a brighter signal • No expression in RDEB-positive cells NHDF RDEB+ FCX-007-1 FCX-007-2 Magnification 20x

COL7 Expression Confirmation 13 Culture supernatant evaluated for COL7 expression • ELISA assay indicates virus dose-dependent protein expression • Trimeric form of COL7 produced by RDEB patient fibroblasts transduced with LV-COL7 •Must be trimeric to be functional Reference: Bruckner-Tuderman, Leena. Can Type VII Collagen Injections Cure Dystrophic Epidermolysis Bullosa? Molecular Therapy (2008) 17 1, 6–7. RDE B + C o n tr o l P u ri fi e d C OL 7 FC X -0 0 7 -0 1 FC X -0 0 7 -0 2 Trimeric COL7 (900kDa) COL7 IP Immunoprecipitation (IP)/Western Blot COL7 Formation Trimeric Form (900kDa)

FCX-007 In Vitro Results Summary 14 Results Suggest* Ability to successfully make the vector Ability for full-scale FCX-007 production Full gene integration into cell genome COL7 is being produced from FCX-007 COL7 produced from FCX-007 is the correct size and structure COL7 produced from FCX-007 is functional Study results are reproducible V. K. Dailey, M. Chakiath, A. Elayadi, PhD, S. Krishnan, MS, J. Maslowski, MS, M. P. Marinkovich, MD. Development of a Genetically-Modified Human Dermal Fibroblast for the Treatment of Recessive Dystrophic Epidermolysis Bullosa. Poster presented at the European Society of Human Genetics, Glasgow, Scotland, United Kingdom, June 8, 2015. *

FCX-007 Phase I/II Clinical Trial Design 15 Title A Phase I/II Trial of FCX-007 (Genetically-Modified Autologous Human Dermal Fibroblasts) for Recessive Dystrophic Epidermolysis Bullosa (RDEB) Statement of Purpose The purpose of this study is threefold: 1) To evaluate the safety of FCX-007 2) To evaluate COL7 expression & presence of anchoring fibrils resulting from FCX-007 3) To analyze wound healing as a result of FCX-007 administration Objectives Primary 1) The primary objective of this protocol is to evaluate the safety of FCX-007 Secondary 1) To evaluate mechanism of action of FCX-007 at weeks 12, 25, 52 and unscheduled visits through the evaluation of skin biopsies for COL7 expression and the presence of anchoring fibrils 2) To evaluate the efficacy of FCX-007 through an intra-subject paired analysis of target wound area at weeks 4, 12, 25, 52 and unscheduled visits, comparing FCX-007 treated wounds to untreated wounds in Phase I and to wounds administered sterile saline in Phase II through the evaluation of digital imaging of wounds Number of Subjects Twelve subjects consisting of six adults in the Phase I portion of the trial and, subject to FDA allowance, six pediatrics in the Phase II portion of the trial.

Linear Scleroderma

Disease

- Excess production of extracellular matrix characterized by skin fibrosis and linear scars
- The linear areas of skin thickening may extend to underlying tissue and muscle in children which may impair growth in affected legs and arms or forehead
- Lesions appearing across joints impair motion and may be permanent



Current Treatments

Current treatments only address symptoms:

- Systemic or topical corticosteroids
- UVA light therapy
- Physical therapy

Epidemiology

- **Localized Scleroderma**
  ~200,000 sufferers US[6] comprised of many different sub-types
  - **Linear Scleroderma**
    Initial target for FCX-013 is a group of ~40,000 patients who have scleroderma over a major joint and exhibit severe joint pain[7]

Photo: Reprinted from the *Journal of the American Academy of Dermatology*, Volume 59, Issue 3, Stéphanie Christen-Zaech, Miriam D. Hakim, F. Sule Afsar, Amy S. Paller. Pediatric morphea (localized scleroderma): Review of 136 patients, Figure 1, pp. 385-396. Copyright Sept 2008. Used with permission from Elsevier Ltd.

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FCX-013 Development Progressing 17 •Product profile Autologous fibroblasts genetically modified using lentivirus  Incorporates Intrexon’s RheoSwitch Therapeutic System® (RTS®) to enhance safety • RTS switch allows regulation of protein expression •Preparing scale-up manufacturing •Demonstrated protein expression •Proof-of-concept animal study data achieved 1Q16 •Next steps include dose ranging and toxicology/biodistribution studies •IND submission expected in 2017

FCX-013 Proof-of-Concept Study 18 • Study Design  Bleomycin treated SCID mouse model  N=30 mice over test and control groups  Assessed histologically for reduction of dermal thickness and sub-dermal muscle in the presence of FCX-013 and oral ligand • Result  Bleomycin treatment resulted in skin fibrosis, measured by a significant increase in dermal thickness  Demonstrated that FCX-013 with ligand reduced the dermal thickness of fibrotic tissue to levels similar to non-bleomycin (saline) with ligand treated skin  Further reduced the thickness of the sub-dermal muscle layer Blecomycin treatments Ligand Treatment D0 D28 D29 D39 Cell injection Harvest skin samples CONTROL: Saline (no Bleo) No Cells TEST: Bleomycin FCX-013 CONTROL: Bleomycin Non-Modified Cells

New Gene Therapy Collaboration with Intrexon 19 •Goal is to deliver a protein therapy locally to the joint providing sustained efficacy while avoiding key side effects typically associated with systemic therapy •Collaboration combines Fibrocell’s autologous fibroblast technology with Intrexon’s cellular engineering to develop localized gene therapies • Focused on addressing chronic inflammation and degenerative diseases of the joint Arthritis (characterized by joint inflammation, pain and decreased range of motion) is the leading cause of disability in the U.S. affecting >52 million adults and 300,000 children

Expected Milestones & Corporate Information 20 •Cash = $13.1 million at 31 Mar 2016 (preliminary, unaudited) •43.9 million common shares of FCSC outstanding at 31 Mar 2016  5.3 million warrants; 4.0 million options Expected Milestones Timing FCX-007 Phase I/II Trial Initiation 2Q16 azficel-T Phase II Data 2Q16 FCX-013 IND Submission 2017

Company Highlights • Cell and gene therapy company developing a pipeline of autologous biologics—based on a proprietary fibroblast platform—for localized treatment of diseases affecting the skin, connective tissue and joints • Phase II azficel-T program for Vocal Cord Scarring resulting in Chronic or Severe Dysphonia Last patient, last visit scheduled for 19 April 2016 Phase II data expected in 2Q16 • FCX-007 for Recessive Dystrophic Epidermolysis Bullosa (RDEB) Received FDA allowance on 15 April 2016 to initiate Phase I/II clinical trial in adults Granted rare pediatric disease designation by FDA Collaboration with Intrexon (NYSE: XON) • FCX-013 for Linear Scleroderma Collaboration with Intrexon; proof-of-concept completed 1Q16; IND planned 2017 • New gene therapy program with Intrexon for Arthritis and related conditions Goal is to deliver a protein therapy locally to the joint providing sustained efficacy while avoiding key side effects typically associated with systemic therapy 21

References 1Data on file. Fibrocell Science, Inc. 2Chhetri, Dinesh. Injection of Cultured Autologous Fibroblasts for Human Vocal Fold Scars. The Laryngoscope 121(4):785-792, 2011. 3 The Dystrophic Epidermolysis Research Association of America (DebRA). DEB brochure, page 6: http://www.debra.org/pdfs/Debra-of-America-Brochure.pdf; accessed 07/20/15. 4 DEBRA International. What is EB Infographic: http://www.debra-international.org/epidermolysis-bullosa.html.; accessed 10/06/2014. 5Petrof G., et. al. Fibroblast cell therapy enhances initial healing in recessive dystrophic epidermolysis bullosa wounds: results of a randomised, vehicle-controlled trial. Brit J Dermatol. 2013 Nov;169(5):1025-33. 6The Scleroderma Foundation. What is Scleroderma? http://www.scleroderma.org/site/PageServer?pagename=patients_whatis#.VaUwk7BFBMw, paragraph 6; accessed 10/09/2014—states, “It’s estimated that about 300,000 Americans have scleroderma. About one third of those people have the systemic form of scleroderma (i.e., 200,000 have a form of localized scleroderma).“ 7The Scleroderma Foundation. “Localized Scleroderma” brochure, pages 4, 6-7: http://www.scleroderma.org/site/DocServer/Localized.pdf?docID=317; accessed 07/20/15—states, “Some patients with localized scleroderma, an estimated 10 to 20 percent (20% of 200,000 = 40,000 patients), develop joint pain (arthralgia) during the course of their disease.” 22